UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

(Exact names of registrants as specified in their charters)

DELAWARE	001-14141 333-46983	13-3937434 13-3937436
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

600 THIRD AVENUE, NEW YORK, NEW YORK	10016
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (212) 697-1111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2015, L-3 Communications Holdings, Inc. ( “L-3 Holdings”) announced that Christopher E. Kubasik was appointed President and Chief Operating Officer of L-3 Holdings and L-3 Communications Corporation (“L-3 Communications”), effective immediately. Michael T. Strianese will continue as Chairman and Chief Executive Officer of each of L-3 Holdings and L-3 Communications.

Until his appointment as President and Chief Operating Officer, Mr. Kubasik, 54, served as President & Chief Executive Officer of Seabury Advisory Group LLC since 2014. During 2013, Mr. Kubasik provided strategic guidance, operational expertise and financial insights, including the assessment of merger and acquisition opportunities, through his own firm, Ackuity Advisors, LLC. Prior to 2013, Mr. Kubasik served in various senior leadership roles at Lockheed Martin Corporation from 1999 to 2012, including as President and Chief Operating Officer from 2010 to 2012, Executive Vice President, Electronic Systems from 2007 to 2009, and Executive Vice President and Chief Financial Officer from 2001 to 2007. Prior to joining Lockheed Martin Corporation, Mr. Kubasik spent 17 years with Ernst & Young, LLP, where he was named a partner in 1996. Mr. Kubasik currently serves on the board of Spirit Aerosystems Holdings, Inc.

Pursuant to the terms of Mr. Kubasik’s offer letter, he will receive an annual base salary of $900,000, an annual bonus based on a target opportunity of 100% of base salary (which will be prorated for 2015 based on his date of hire) and an annual grant of long-term incentive awards having a grant date target value of $3,200,000. Additionally, in connection with the commencement of his employment, Mr. Kubasik will receive a one-time grant of stock options having a grant date fair value of $1,000,000. Mr. Kubasik will also be eligible to participate in L-3’s standard executive-level employee benefit programs.

There are no arrangements or understandings between Mr. Kubasik and any other persons pursuant to which he was elected to serve as an executive officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION

By:	/s/ Allen E. Danzig
	Name:	Allen E. Danzig
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: October 30, 2015